Exhibit (a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

ZOLL Medical Corporation

at

$93.00 Net Per Share

Pursuant to the Offer to Purchase dated March 26, 2012

by

Asclepius Subsidiary Corporation

an indirect wholly-owned subsidiary of

Asahi Kasei Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,

AT THE END OF FRIDAY, APRIL 20, 2012, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional list if necessary)

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Certificate Number(s)*	Total Number of Shares Represented By Shares Certificate(s)*	Number of Shares Tendered (including Book shares held through the Direct Registration System (DRS) with the Transfer Agent)**

Total Shares

*	Need not be completed by book-entry shareholders.
**	Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.01, of ZOLL Medical Corporation represented by certificates described above are being tendered hereby. See Instruction 4.

CORP ACTION VOLUNTARY_ZOLL

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON INC., BANKS AND BROKERS CALL (212) 440-9800; ALL OTHERS TOLL FREE AT (888) 607-9107.

You have received this Letter of Transmittal in connection with the offer of Asclepius Subsidiary Corporation, a Massachusetts corporation (“Purchaser”) and an indirect wholly-owned subsidiary of Asahi Kasei Corporation, a corporation organized in Japan (“Asahi Kasei”), to purchase all outstanding shares of ZOLL Medical Corporation, including the associated preferred stock purchase rights issued under the ZOLL Shareholder Rights Agreement (as described in the Offer to Purchase) of ZOLL Medical Corporation, a Massachusetts corporation (“ZOLL”), at a price of $93.00 per share, net to the tendering shareholder in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated March 26, 2012.

You should use this Letter of Transmittal to deliver to Computershare Trust Company, N.A. (the “Depositary”) shares of common stock, par value $0.01, of ZOLL (the “Shares”) represented by share certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, shareholders who deliver certificates representing their Shares are referred to as “Certificate Shareholders.” Shareholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

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☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CORP ACTION VOLUNTARY_ZOLL	3

Ladies and Gentlemen:

The undersigned hereby tenders to Asclepius Subsidiary Corporation, a Massachusetts corporation (“Purchaser”) and an indirect wholly-owned subsidiary of Asahi Kasei Corporation, a corporation organized in Japan (“Asahi Kasei”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), including the associated preferred stock purchase rights issued under the Shareholder Rights Agreement (as described in the Offer to Purchase) of ZOLL Medical Corporation, a Massachusetts corporation (“ZOLL”), pursuant to the Offer to Purchase, dated March 26, 2012 (the “Offer to Purchase”), at a price of $93.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The undersigned understands that Purchaser reserves the right, subject to the Merger Agreement to transfer or assign, in whole or in part, from time to time, to Asahi Kasei or one or more of its direct or indirect wholly-owned subsidiaries, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after March 26, 2012 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of ZOLL, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of ZOLL’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when any of the same are

CORP ACTION VOLUNTARY_ZOLL	4

accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby and accepted for payment. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby and accepted for payment, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner (s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificate(s) representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificate(s) (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

CORP ACTION VOLUNTARY_ZOLL	5

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

CORP ACTION VOLUNTARY_ZOLL	1

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN

or Other Applicable IRS Form W-8)

(Signature(s) of Shareholder(s))

Dated:               , 2012

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:
(Please Print)

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

Dated: , 2012

Place medallion guarantee in space below:

CORP ACTION VOLUNTARY_ZOLL	1

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which term includes most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at (888) 607-9107.

2.	Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.

This Letter of Transmittal is to be completed by shareholders either if Share Certificate(s) are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. A manually executed facsimile of this document may be used in lieu of the original. Share Certificate(s) representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificate(s) directly to Purchaser, Asahi Kasei or ZOLL.

Shareholders whose Share Certificate(s) are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date, and (c) Share Certificate(s) representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or manually executed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or manually executed facsimile thereof) must accompany each such delivery of Share Certificate(s) to the Depositary.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

CORP ACTION VOLUNTARY_ZOLL	1

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATE(S) SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

The undersigned understands and acknowledges that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) in its sole and absolute discretion, and such determination shall be final and binding on all parties, subject to the right of any such party to dispute such determination in a court of competent jurisdiction.

3.	Inadequate Space.

If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.	Partial Tenders (Applicable to Certificate Shareholders Only).

If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually executed facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted, or in lieu of evidence the signatures must be guaranteed by an Eligible Institution noted, see Instruction 1.

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If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificate(s) or separate stock powers are required unless payment is to be made to, or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

6.	Transfer Taxes.

Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificate(s) not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

7.	Special Payment and Delivery Instructions.

If a check is to be issued in the name of, and/or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8.	Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9.	Backup Withholding.

In order to avoid U.S. federal “backup withholding,” currently at a rate of 28% with respect to cash received in exchange for Shares pursuant to the Offer, a shareholder submitting Shares must (a) provide the Depositary with a properly completed Form W-9, enclosed with this Letter of Transmittal, indicating an exemption from backup withholding and sign such form under penalties of perjury or (b) provide the Depositary with a properly

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completed IRS Form W-8BEN or other applicable IRS Form W-8, and sign such form under penalties of perjury. Form W-9, IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the Internal Revenue Service web site, at http://www.irs.gov. Please see “Important Tax Information” below.

10.	Lost, Destroyed, Mutilated or Stolen Share Certificate(s).

If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify ZOLL’s share transfer agent, Computershare Shareholder Services at (877) 282-1169 or (781) 575-4735. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificate(s) have been followed.

11.	Waiver of Conditions.

Subject to the terms and conditions of the Offer and the Merger Agreement (each as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

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IMPORTANT TAX INFORMATION

For purposes of this summary, a “U.S. Holder” is a holder that is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or if the trust has a valid election in effect to be treated as a U.S. person. A beneficial owner that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes is a “Non-U.S. Holder.”

Under U.S. federal income tax laws, as described in more detail hereunder, Purchaser generally is required to report any cash payment made to a holder of Shares surrendered in the offer to such shareholder and to the U.S. Internal Revenue Service (“IRS”) and the Depositary may be required to withhold 28%, the current backup withholding rate, of any such payment.

To avoid such backup withholding, a U.S. Holder must provide the Depositary with such U.S. Holder’s correct taxpayer identification number (“TIN”) and certify that such U.S. Holder is not subject to backup withholding by completing the enclosed Form W-9. In general, if a shareholder is an individual, the TIN is the social security number of such individual. If the U.S. Holder does not have a TIN, such holder should write “Applied For” in the space provided for the TIN and the Depositary will retain the backup withholding tax amount until such holder provides the Depositary with its certified TIN. If the U.S. Holder does not provide the Depositary with a certified TIN within 60 days, the Depositary must withhold at the current rate of 28% of all cash payments made to the U.S. Holder. If the Depositary is not provided with the correct TIN, the U.S. Holder may be subject to a $50 penalty imposed by the IRS.

Certain holders (including, among others, corporations and Non-U.S. Holders) are exempt from these backup withholding and reporting requirements. Exempt holders who are U.S. Holders are not subject to backup withholding and should indicate their exempt status on the enclosed Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the enclosed Form W-9 in the space provided.

Non-U.S. Holders should submit to the Depositary (along with the completed Letter of Transmittal) a properly completed IRS Form W-8BEN (or other applicable Form W-8, as applicable), including certification of such holder’s foreign status, and signed under penalty of perjury. IRS Form W-8BEN and other IRS Forms W-8 are available from the Information Agent or from the IRS website, at http://www.irs.gov.

If the Depositary is not provided with a properly completed Form W-9 or an IRS Form W-8BEN or other applicable IRS Form W-8, the holder may be subject to a penalty imposed by the IRS. In addition, the Depositary may be required to withhold at the current rate of 28% of any cash payment made to the holder with respect to Shares submitted in connection herewith. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be credited against the holder’s U.S. federal income tax liability, if any, or refunded, provided that the holder furnishes the required information to the IRS in a timely manner. Please consult your tax advisor or the Depositary for further guidance regarding the completion of the enclosed Form W-9, IRS Form W-8BEN (or other IRS Form W-8) to claim exemption from backup withholding.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN BY PURCHASER TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY HOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS OF UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.

CORP ACTION VOLUNTARY_ZOLL	5

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

Any questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

All Others Toll Free: (888) 607-9107

The Dealer Manager for the Offer is:

299 Park Avenue

New York, NY 10171-0026

Banks and Brokers Call Collect: (212) 821-6799

All Others Please Call Toll-Free: (888) 217-6011

March 26, 2012

CORP ACTION VOLUNTARY_ZOLL